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                                                                      CLOSED END
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ACM Managed
Dollar Income Fund

Semi-Annual Report
March 31, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
May 16, 2001

Dear Shareholder:

This report provides investment results, performance information and market outlook for ACM Managed Dollar Income Fund (the "Fund") for the semi-annual reporting period ended March 31, 2001.

Investment Objective and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high-yielding, high-risk U.S. and non-U.S. fixed income securities, denominated in U.S. dollars, that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended March 31, 2001. For comparison, we have included a composite benchmark consisting of 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+)--a standard measure of the performance of a basket of unmanaged emerging market debt securities--and 35% of the Credit Suisse First Boston High Yield Index (CSFB HYI)--a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities. We compare the Fund's performance to this composite benchmark because it more closely resembles the composition of the Fund's portfolio.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended March 31, 2001

                                                            --------------------
                                                                Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------
ACM Managed
Dollar Income
Fund                                                         -3.21%       -7.24%
--------------------------------------------------------------------------------
J.P. Morgan
Emerging
Markets Bond
Index Plus                                                    3.77%        9.65%
--------------------------------------------------------------------------------
Credit Suisse
First Boston
High Yield
Index                                                        -0.37%        0.76%
--------------------------------------------------------------------------------
Composite:
65%/35%
(65% JPM
EMBI+ 35%
CSFB HYI)                                                     2.32%        6.54%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of March 31, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

--------------------------------------------------------------------------------

      U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

      Additional investment results appear on pages 8-10.

--------------------------------------------------------------------------------

The Fund underperformed the composite benchmark for both the six- and 12-month periods ended March 31, 2001. Our high yield security selection hurt performance during both the six- and 12-month periods. In the emerging market sector, the Fund's overweight positions in Turkey and Argentina and underweight positions in Venezuela and Colombia also dampened performance. Our overweighting in Russia enhanced performance during the six-month period under review.

The bulk of the six-month underperformance occurred in October and November of 2000. During this time, the Fund was negatively affected by its telecommunications weighting and specific telecommunications selections such as PSINet, 360 Communications, Versatel and Econophone. Emerging market performance was hurt by specific security selections in Mexico and China. Performance since November has tracked more closely to the benchmark.

In the high yield sector, concerns over emerging wireline telecommunications securities and their substantial capital requirements led us to reduce exposure to this sector (Metromedia, 360 Communications and Level 3) during the six months under review. The weakening economy also led us to move into defensive sectors such as cable (Charter Communications, Adelphia and Olympus) and the financial sector (Sovereign Bancorp and Dime). We also added wireless communications securities to the Fund's portfolio due to positive growth prospects and the potential for mergers and acquisitions (Voicestream, Nextel, AT&T Wireless and American Cellular).

Our reduction in wireline telecommunications securities contributed positively to performance, as those securities underperformed for the period. Our move to defensive sectors also benefited performance as the cable and financial sectors outperformed. Our addition to wireless securities had a mixed effect on the Fund's performance based on general market telecommunications concerns.

In the emerging markets arena, "political noise" tends to be a dominant factor in performance as it can directly impact economic growth and confidence and investors' risk perceptions. Countries such as the Philippines, Turkey and Argentina are clear examples of how political instability can create a difficult market environment


--------------------------------------------------------------------------------
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

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

such as that recently experienced. The Fund's overweighting of Turkey early in the period was the major detractor of the Fund's performance in the emerging markets sector during the period under review. Political instability, coupled with an ongoing financial crisis (the devaluation of the Turkish lire and a decline in dollar reserves), weakened Turkish debt. Our overweighting in Argentina also dampened performance. While economic conditions improved and Argentine debt performed better than anticipated, recent mistakes by the Argentine government regarding debt management and public relations have increased investors' concerns and depressed prices. This contributed to the dampening of the Fund's performance. Additionally, Argentina remains particularly vulnerable to any deterioration in international liquidity conditions, whether or not it originates in Argentina, the U.S., or elsewhere.

As previously mentioned, our underweighting of Venezuela and Colombia also detracted from the Fund's performance during the six months under review. Venezuelan debt was helped by rising oil prices during this period, as Venezuela is very dependent on oil exports. However, we remained concerned with President Hugo Chavez's lack of economic policy focus and that country's rising political uncertainties. The underweight position in Colombia hurt the Fund's overall performance as Colombian debt was boosted by the government's issuance of a new World Bank guaranteed bond. This new World Bank issue allows the Colombian government to diversify its funding sources and avoid the dollar market until market sentiment improves.

The Fund's overweighting in Russia enhanced performance. As of February, Russia had repaid all payments on outstanding debt, reversing its earlier strategy of refusing to pay its full principal obligation to the Paris Club (an ad-hoc group of creditor nations that meets in Paris with debtor countries that are in a condition of default or imminent default to negotiate rescheduling of outstanding debt). Talks with the International Monetary Fund (IMF) improved after Russia repaid its Paris Club obligations and negotiators for both sides were able to agree on setting fiscal and monetary targets and structural reform objectives (i.e., tax and banking reforms and other regulatory improvements).

Performance during the six-month period ended March 31, 2001 within the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) has been mixed, with triple-B rated and single-B rated securities outperforming double-B rated securities. The Fund's holdings of triple-B rated securities (Mexico, South Korea, Qatar and Panama) and single-B rated securities (Russia and Ecuador) enhanced performance. The Fund's holdings of double-B rated debt in Brazil, Argentina, Peru, Turkey and


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

the Philippines detracted from the Fund's performance.

Market Overview

The slowdown in the U.S. economy is now impacting the global economy. Slower U.S. economic growth has affected Europe, Japan and the emerging markets. The U.S. economy lost momentum during the six-month period as equity valuations deteriorated and consumer confidence declined. U.S. gross domestic product (GDP) growth slowed from 5.2% in the first half of 2000 to 1.6% in the second half of the year. However, first-quarter 2001 preliminary GDP surprised the markets with a stronger-than-expected 2% growth rate.

The U.S. Federal Reserve has moved to an easing bias which began in mid-December and has lowered rates from 6.50% to 4.00% by mid-May. Manufacturing led the U.S. economy's weakness, and unemployment edged upward from recent record lows. Home sales and retail sales fluctuated, however remained relatively resilient considering the slowing economy and decline in equity valuations. Inflation remained relatively tame during the period as consumption slowed and the surge in energy prices began to subside.

The U.S. bond market, as represented by the Lehman Brothers U.S. Aggregate Bond Index, posted a solid return of 7.4% during the six-month period as investors opted for safer, more liquid securities due to equity market turmoil. Among the traditional sectors of the U.S. bond market, commercial mortgage-backed securities (CMBS) recorded the strongest performance at 8.7%, followed by agencies at 8.0% and investment-grade corporate securities at 7.8%. Treasury securities also posted solid returns for the period at 7.5%, as did asset-backed securities (ABS) at 7.4%. Mortgage-backed securities (MBS) had the lowest performance, at 6.7%. During the period, the yield curve steepened as short- and medium-term interest rates fell the most. Medium-term Treasuries outperformed both ends of the maturity spectrum on a nominal basis, as two-year Treasury yields fell 179 basis points from 5.97% to 4.18%, and 30-year Treasury yields fell 44 basis points from 5.88% to 5.44%.

Within the U.S. investment-grade corporate bond sector, higher quality corporate securities outperformed lower quality securities as investors preferred safer and more liquid instruments. Corporate bond yield spreads tightened during the period, with the exception of triple-B rated corporate securities. Treasury curve inversion, lower than expected earnings, weakness in the equity markets, investors' decreased appetite for risk and ratings downgrades created a difficult environment early in the period for corporate securities. However, corporates rebounded in 2001 and outperformed Treasuries for the six-month period as the Federal Reserve commenced an aggressive monetary easing policy that benefited the corporate bond sector.

Emerging market debt, as measured by the JPM EMBI+, returned 3.77% during the six-month period ended


--------------------------------------------------------------------------------
4 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

March 31, 2001. January was the best month, as emerging debt was buoyed by Federal Reserve easing. There was a wide disparity in performance by geographic region for the period, with two major countries--Turkey, returning -14.57% and Argentina, returning -1.77%--pulling down the average. Most individual country returns were positive, with Colombia posting the largest gain at 16.84% as a result of the World Bank's new guaranteed bond issuance and rising oil prices. Other individual outperformers, as measured by their JPM EMBI+ components, included Nigeria, 12.68%, Qatar, 11.48%, Poland 11.36%, South Korea, 9.72%, Russia, 8.99%, the Philippines, 8.40%, Peru, 12.33%, Ecuador, 6.95%, Panama, 6.62% and Mexico, 4.83%.

For the six-month period under review, the Credit Suisse First Boston High Yield Index (CSFB HYI) returned -0.37%. However, returns varied dramatically between -5.06% in the fourth quarter of 2000, and 4.94% in the first quarter of 2001. Contributing to weak performance early in the period was an increase in the rate of company defaults and a shift in sentiment away from developmental credits in the telecommunications and technology sectors to more defensive issuers. Credit availability withered as bankers tightened their lending standards; because of the issuers' dependence on the bank market for short-term liquidity, this negatively impacted the high yield market. Double-B rated securities outperformed single-B rated securities as investors sought higher quality issuers.

Market sentiment improved dramatically after the Federal Reserve began lowering interest rates in mid-December and issuers took advantage of the funding window. The rally in the high yield market accelerated through the first two months of 2001, as money flowed back into the sector. First-quarter 2001 new issuance was $30.2 billion, and January's $14.7 billion calendar was the largest since May of 1999. The best performing industries during the reporting period included finance, health care, supermarket/drug stores, lodging, energy, services, utilities and retail. On the other hand, the automotive, fixed and mobile telecommunications, metals and mining, paper and packaging, and technology sectors underperformed the broader market. Double-B rated securities, as measured by the CSFB HYI, returned 7.38%, outperforming single-B rated securities, which returned -0.24%, as investors sought higher quality issuers. Default rates remain high, but are largely discounted in aggregate yields that continue to exceed 13%.

Outlook

The global economy appears to be slowing and the risk of recession in the U.S. economy has increased. Weak corporate profits have impacted consumer spending. At this point, maintaining confidence is key to stabilizing economic activity. The Federal Reserve has aggressively eased monetary policy this year, and we believe that they are nearing the end of their easing cycle with a possibility of another 25 basis point rate cut by mid-year. Further more, tax cuts should provide further


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

stimulus to the consumer, increasing the odds of stronger growth ahead. We expect U.S. growth to be 1.5% in 2001.

In Europe, we expect growth to slow to 2.2% in 2001 as compared to 3.5% in 2000. As the European Central Bank (ECB) has recognized that a more proactive fiscal policy could have prevented the deceleration of the European economy and weakness of the euro, it is expected to ease 75 basis points over the remainder of the year.

The market is currently torn between two competing views. The first view is that slowing growth in the G-7 countries (United States, Great Britain, France, Germany, Italy, Canada and Japan) will hurt the growth prospects in the emerging market economies. The second view is that the liquidity provided by the G-7 countries' central banks will help domestic demand. We believe the latter is correct.

A slower growth economy, coupled with an accommodative monetary policy, bodes well for the high yield market. Demand for high yield securities has improved, as evidenced by increased flows into high yield mutual funds and increased allocations to the high yield market by institutions and pension funds. While defaults should remain at historically high levels and may increase, we believe the market has identified most of these troubled companies and priced their securities accordingly. With an accommodative monetary policy, slow economic growth, and high yield securities yielding in excess of 13%, we continue to believe the high yield market offers significant value.


--------------------------------------------------------------------------------
6 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

--------------------------------------------------------------------------------

[PHOTO]           John D.
                  Carifa

[PHOTO]           Paul J.
                  De Noon

[PHOTO]           George D.
                  Caffrey

Portfolio Managers Paul J. De Noon and George D. Caffrey have 37 years of combined investment experience.

--------------------------------------------------------------------------------

Portfolio Manager Update

Since early 2001, the Fund has been co-managed by Paul J. De Noon, with 17 years of investment experience, and George D. Caffrey, with 20 years of investment experience.

Thank you for your continued interest and investment in ACM Managed Dollar Income Fund. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Paul J. De Noon

Paul J. De Noon
Vice President


/s/ George D. Caffrey

George D. Caffrey
Vice President


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MANAGED DOLLAR INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
10/31/93* TO 3/31/01

                               Composite: $20,260

                               ACM Managed Dollar Income
                               Fund (NAV): $14,108

[The following table was represented as a mountain chart in the printed material.]

                       ACM Managed Dollar
                           Income Fund                       "Composite"
-------------------------------------------------------------------------------
     10/31/93                $10,000                           $10,000
     3/31/94                   8,324                             9,110
     3/31/95                   7,079                             8,758
     3/31/96                  10,554                            11,948
     3/31/97                  14,252                            15,156
     3/31/98                  17,998                            17,692
     3/31/99                  12,648                            15,982
     3/31/00                  15,209                            19,016
     3/31/01                  14,108                            20,260


This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Dollar Income Fund at net asset value (NAV) (from 10/31/93 to 3/31/01) as compared to the performance of an appropriate composite. The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the Credit Suisse First Boston High Yield Index (CSFB HYI). The composite is from inception of the JPM EMBI+, which was 1/1/94. For the period 10/31/93 through 9/30/94, the J.P. Morgan Emerging Markets Bond Index was used. All other periods used the composite benchmark. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The CSFB HYI is a measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. When comparing ACM Managed Dollar Income Fund to the composite shown above, you should note that no charges or expenses are reflected in the performance of the composite. An investor cannot invest directly in a composite or benchmark, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

* Closest month-end after Fund's inception date of 10/22/93.


--------------------------------------------------------------------------------
8 o ACM MANAGED DOLLAR INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MANAGED DOLLAR INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31

[The following table was also represented as a bar chart in the printed material.]

         ACM Managed Dollar Income Fund (NAV)-Yearly Periods Ended 3/31
--------------------------------------------------------------------------------
                             ACM Managed Dollar
                              Income Fund (NAV)            Composite+
--------------------------------------------------------------------------------
      3/31/94*                     -16.76%                     N/A
      3/31/95                      -14.95%                   -3.86%
      3/31/96                       49.08%                   36.44%
      3/31/97                       35.04%                   26.84%
      3/31/98                       26.28%                   16.74%
      3/31/99                      -29.73%                   -9.67%
      3/31/00                       20.25%                   18.99%
      3/31/01                       -7.24%                    6.54%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distribution paid during the period.

+ The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the Credit Suisse First Boston High Yield Index (CSFB HYI). The unmanaged JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The unmanaged CSFB HYI is a measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Dollar Income Fund.

* Fund returns for the period ended 3/31/94 are from the Fund's inception date of 10/22/93 through 3/31/94. The J.P. Morgan Emerging Markets Bond Index Plus was not available (N/A) until 1/1/94. Therefore, returns for the benchmark are unavailable for the period ended 3/31/94. The benchmark's returns for the period ended 3/31/94 is from 10/31/93 through 3/31/94.

N/A = not available.


--------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND o 9

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
March 31, 2001

INCEPTION DATE               PORTFOLIO STATISTICS
10/22/93                     Net Assets ($mil): $162.7

SECURITY TYPE

o    41.64% Sovereign
o    31.73% Corporate
o     7.38% Yankee Bonds
o     6.98% Brady Bonds                       [PIE CHART]
o     1.81% Preferred Stock
o     0.58% Loan Participation
o     0.24% Common Stock/Warrants

o     9.64% Short-Term

COUNTRY BREAKDOWN

o    43.16% United States
o    11.76% Argentina
o    11.06% Brazil
o    10.28% Mexico                            [PIE CHART]
o    10.28% Russia
o     1.71% Venezuela
o     1.63% Bulgaria
o     1.55% Panama
o     1.38% Turkey
o     1.24% Hong Kong
o     0.96% Ecuador
o     0.91% Philippines
o     0.84% Colombia
o     0.64% Canada
o     0.58% Morocco
o     0.50% Peru
o     0.46% Qatar
o     0.45% Trinidad & Tobago
o     0.28% Netherlands
o     0.24% Bermuda

All data as of March 31, 2001. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
10 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2001 (unaudited)

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-69.3%

Sovereign Debt Securities-60.4%
Argentina-12.0%
Republic of Argentina
   9.75%, 9/19/27 ........................            $ 3,200        $ 2,352,000
   10.25%, 7/21/30 .......................              3,500          2,651,250
   11.25%, 5/24/04 .......................              4,750          4,256,000
   11.75%, 5/21/03 .......................              1,100          1,026,300
   11.75%, 4/07/09 .......................              4,000          3,405,200
   11.75%, 6/15/15 .......................              7,000          5,775,000
                                                                     -----------
                                                                      19,465,750
                                                                     -----------
Brazil-12.4%
Republic of Brazil
   11.00%, 8/17/40 .......................             25,900         20,072,500
                                                                     -----------
Colombia-1.2%
Republic of Colombia
   11.75%, 2/25/20 .......................              2,100          1,932,000
                                                                     -----------
Ecuador-1.3%
Republic of Ecuador
   4.00%, 8/15/30(a)(b) ..................              5,350          2,193,500
                                                                     -----------
Mexico-11.7%
United Mexican States
   8.125%, 12/30/19 ......................              3,000          2,696,250
   8.375%, 1/14/11 .......................              2,750          2,708,750
   11.375%, 9/15/16 ......................             11,725         13,557,633
                                                                     -----------
                                                                      18,962,633
                                                                     -----------
Panama-2.2%
Republic of Panama
   9.625%, 2/08/11 .......................              1,000            995,000
   10.75%, 5/15/20 .......................              2,500          2,550,000
                                                                     -----------
                                                                       3,545,000
                                                                     -----------
Philippines-1.3%
Republic of Philippines
   9.875%, 1/15/19 .......................              2,500          2,090,750
                                                                     -----------
Qatar-0.6%
State of Qatar
   9.75%, 6/15/30(a) .....................              1,000          1,052,500
                                                                     -----------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

Russia-14.5%
Ministry Finance of Russia
   Series IV
   3.00%, 5/14/03 ........................            $ 2,800        $ 1,862,000
Russian Federation
   2.50%, 3/31/30(a)(b) ..................             53,300         21,709,090
                                                                     -----------
                                                                      23,571,090
                                                                     -----------
Trinidad & Tobago-0.6%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(a) .....................              1,000          1,037,500
                                                                     -----------
Turkey-0.9%
Republic of Turkey
   11.875%, 1/15/30 ......................              1,000            762,500
   12.375%, 6/15/09 ......................                960            787,200
                                                                     -----------
                                                                       1,549,700
                                                                     -----------
Venezuela-1.7%
Republic of Venezuela
   9.25%, 9/15/27 ........................              4,000          2,750,000
                                                                     -----------
Total Sovereign Debt Securities
   (cost $100,660,264) ...................                            98,222,923
                                                                     -----------
Collateralized Brady Bonds-7.4%
Argentina-1.2%
Republic of Argentina
   Discount FRN
   Series L-GL
   7.563%, 3/31/23 .......................              2,700          1,966,781
                                                                     -----------
Brazil-3.2%
Republic of Brazil
   6.00%, 4/15/24 ........................              3,850          2,668,531
Republic of Brazil
   Discount FRN
   7.625%, 4/15/24 .......................              3,500          2,612,050
                                                                     -----------
                                                                       5,280,581
                                                                     -----------
Bulgaria-2.3%
Republic of Bulgaria
   Discount FRN
   Series A
   6.313%, 7/28/24 .......................              5,000          3,731,500
                                                                     -----------


--------------------------------------------------------------------------------
12 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

Venezuela-0.7%
Republic of Venezuela Discount FRN
   Series W-A
   7.562%, 3/31/20 .......................             $1,500       $  1,181,250
                                                                    ------------
Total Collateralized Brady Bonds
   (cost $12,370,711) ....................                            12,160,112
                                                                    ------------
Non-Collateralized Brady Bonds-0.7%
Peru-0.7%
Republic of Peru FLIRB
   4.00%, 3/07/17(b)
   (cost $1,005,183) .....................              1,850          1,147,000
                                                                    ------------
Loan Participation-0.8%
Morocco-0.8%
Kingdom of Morocco
   Loan Participation FRN
   Series A
   7.563%, 1/01/09
   (cost $1,330,137) .....................              1,506          1,328,629
                                                                    ------------
Total Sovereign Debt Obligations
   (cost $115,366,295) ...................                           112,858,664
                                                                    ------------
U.S. Corporate Debt Obligations-44.5%
Air Transport-0.2%
US Airways, Inc.
   10.375%, 3/01/13 ......................                350            353,148
                                                                    ------------
Aerospace/Defense-0.0%
Sequa Corporation
   8.875%, 4/01/08(a) ....................                 70             70,613
                                                                    ------------
Automotive-0.1%
Dura Operating Corp.
   Series B
   9.00%, 5/01/09 ........................                205            181,425
                                                                    ------------
Broadcasting & Media-2.1%
Allbritton Communications Company
   Series B
   8.875%, 2/01/08 .......................              1,000            997,500
Fox Family Worldwide, Inc.
   9.25%, 11/01/07 .......................              2,000          2,020,000
   10.25%, 11/01/07(c) ...................                500            427,500
                                                                    ------------
                                                                       3,445,000
                                                                    ------------
Building/Real Estate-0.8%
LNR Property Corp.
   10.50%, 1/15/09 .......................              1,200          1,212,000
                                                                    ------------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Cable-4.8%
Adelphia Communications
   10.875%, 10/01/10 .......................            $  800        $  852,000
Charter Communication Holdings
   8.625%, 4/01/09 .........................               315           304,762
   10.75%, 10/01/09 ........................             2,400         2,568,000
CSC Holdings, Inc.
   9.25%, 11/01/05 .........................             1,000         1,045,000
NTL Communications Corp.
   Series B
   11.50%, 10/01/08 ........................             2,000         1,770,000
Olympus Communications LP
   Series B
   10.625%, 11/15/06 .......................             1,150         1,178,750
                                                                      ----------
                                                                       7,718,512
                                                                      ----------
Chemicals-2.3%
Equistar Chemcials, LP
   8.50%, 2/15/04 ..........................               100           100,332
Georgia Gulf Corporation
   10.375%, 11/01/07 .......................               450           470,250
Huntsman ICI Chemicals
   10.125%, 7/01/09 ........................             1,050         1,086,750
Lyondell Chemical Co.
   Series B
   10.875%, 5/01/09 ........................             1,000         1,015,000
Resolution Performance Products
   13.50%, 11/15/10(a) .....................               200           213,000
Sterling Chemicals, Inc.
   Series B
   12.375%, 7/15/06 ........................               860           804,100
                                                                      ----------
                                                                       3,689,432
                                                                      ----------
Communications - Fixed-3.4%
Econophone, Inc.
   13.50%, 7/15/07 .........................             3,000           660,000
Exodus Communications
   11.625%, 7/15/10 ........................               610           494,100
Level 3 Communications
   11.00%, 3/15/08 .........................             1,605         1,263,937
McLeodUSA, Inc.
   11.375%, 1/01/09 ........................               725           714,125
Metromedia Fiber Network
   10.00%, 12/15/09 ........................               560           467,600
NEXTLINK Communications
   10.50%, 12/01/09 ........................             1,490           916,350
Viatel, Inc.
   11.50%, 3/15/09 .........................             1,000           130,000
Williams Communications Group, Inc.
   11.70%, 8/01/08 .........................               905           710,425
   11.875%, 8/01/10 ........................               295           228,625
                                                                      ----------
                                                                       5,585,162
                                                                      ----------


--------------------------------------------------------------------------------
14 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Communications - Mobile-7.6%
American Cellular Corp.
   9.50%, 10/15/09(a) ..................             $   490         $   475,300
AT & T Wireless Services, Inc.
   7.875%, 3/01/11(a) ..................                 825             833,283
Dobson/Sygnet Communications
   12.25%, 12/15/08 ....................                 750             778,125
Echostar DBS Corp.
   9.25%, 2/01/06 ......................               1,500           1,505,625
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05(d) ..................               5,000             225,000
Nextel Communications, Inc.
   9.375%, 11/15/09 ....................               2,035           1,734,838
   9.50%, 2/01/11(a) ...................                 405             346,275
   10.65%, 9/15/07(c) ..................                 305             226,463
Nextel International, Inc.
   12.75%, 8/01/10 .....................                 200             158,500
Nextel Partners
   11.00%, 3/15/10 .....................               1,100             959,750
Price Communications Wire
   Series B
   9.125%, 12/15/06 ....................                 375             387,187
TeleCorp PCS, Inc.
   10.625%, 7/15/10 ....................               1,500           1,455,000
   11.625%, 4/15/09(c) .................               1,000             670,000
Tritel PCS, Inc.
   10.375%, 1/15/11(a) .................                 650             625,625
   12.75%, 5/15/09(c) ..................               1,250             831,250
Voicestream Wire
   10.375%, 11/15/09 ...................               1,000           1,100,000
                                                                     -----------
                                                                      12,312,221
                                                                     -----------
Consumer Manufacturing-1.2%
Generac Portable Products, LLC
   11.25%, 7/01/06 .....................               1,900           1,928,500
                                                                     -----------
Energy-2.0%
Chesapeake Energy Corp.
   8.125%, 4/01/11(a) ..................               1,390           1,366,829
   9.625%, 5/01/05 .....................                 600             657,000
Gothic Production Corporation
   Series B
   11.125%, 5/01/05 ....................               1,000           1,090,000
Lomak Petroleum
   8.75%, 1/15/07 ......................                 150             146,250
                                                                     -----------
                                                                       3,260,079
                                                                     -----------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Entertainment & Leisure-0.7%
Premier Parks
   9.75%, 6/15/07 ..........................            $  400        $  413,000
Six Flags, Inc.
   9.50%, 2/01/09(a) .......................               600           612,000
                                                                      ----------
                                                                       1,025,000
                                                                      ----------
Financial-1.6%
Dime Bancorp, Inc.
   9.00%, 12/19/02 .........................               500           515,505
Golden State Holdings
   6.75%, 8/01/01 ..........................               400           399,101
Safeco Capital Trust I
   8.072%, 7/15/37 .........................             1,420         1,161,395
RenaissanceRe Capital Trust
   Series B
   8.54%, 3/01/27 ..........................               675           561,150
                                                                      ----------
                                                                       2,637,151
                                                                      ----------
Food/Beverage-0.2%
Chiquita Brands International, Inc.
   10.00%, 6/15/09(d) ......................               600           285,000
                                                                      ----------
Gaming-3.3%
Ameristar Casinos, Inc.
   10.75%, 2/15/09(a) ......................               425           436,687
MGM Mirage
   8.375%, 2/01/11 .........................             1,000         1,010,000
Mandalay Resort Group
   10.25%, 8/01/07 .........................             1,350         1,397,250
Mohegan Tribal Gaming
   8.75%, 1/01/09 ..........................             1,000         1,031,250
Park Place Entertainment
   9.375%, 2/15/07 .........................             1,500         1,563,750
                                                                      ----------
                                                                       5,438,937
                                                                      ----------
Healthcare-2.2%
HCA-The Healthcare Company
   7.875%, 2/01/11 .........................             1,400         1,416,486
Iasis Healthcare Corporation
   13.00%, 10/15/09 ........................             1,200         1,290,000
Triad Hospitals Holdings
   Series B
   11.00%, 5/15/09 .........................               750           828,750
                                                                      ----------
                                                                       3,535,236
                                                                      ----------
Hotels & Lodging-1.1%
Felcor Lodging LP
   9.50%, 9/15/08(a) .......................               350           364,000
Host Marriott LP
   9.25%, 10/01/07(a) ......................              1400         1,431,500
                                                                      ----------
                                                                       1,795,500
                                                                      ----------


--------------------------------------------------------------------------------
16 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

Industrial-4.1%
Allied Waste North America
   7.875%, 1/01/09 .......................            $   900         $  875,250
   8.875%, 4/01/08(a) ....................                800            824,000
   10.00%, 8/01/09 .......................              2,000          2,050,000
Flowserve Corporation
   12.25%, 8/15/10 .......................              1,000          1,061,250
Global Telesystems, Inc.
   9.875%, 2/15/05 .......................              2,000            450,000
Russell-Stanley Holdings, Inc.
   10.875%, 2/15/09(d) ...................              5,000            825,000
Universal Compression, Inc.
   9.875%, 2/15/08(c) ....................                750            651,563
                                                                      ----------
                                                                       6,737,063
                                                                      ----------
Insurance-0.5%
W.R. Berkley Capital Trust
   8.197%, 12/15/45 ......................                340            265,251
Conseco, Inc.
   8.75%, 2/09/04 ........................                660            574,200
                                                                      ----------
                                                                         839,451
                                                                      ----------
Paper/Packaging-2.2%
Crown Paper Co.
   11.00%, 9/01/05(d) ....................              5,000            125,000
Riverwood International Corp.
   10.625%, 8/01/07 ......................              1,200          1,236,000
Stone Container
   9.25%, 2/01/08(a) .....................              1,100          1,122,000
   9.75%, 2/01/11(a) .....................              1,100          1,127,500
                                                                      ----------
                                                                       3,610,500
                                                                      ----------
Petroleum Products-0.5%
Frontier Oil Corp.
   11.75%, 11/15/09 ......................                700            733,250
                                                                      ----------
Retail-0.3%
Jostens, Inc.
   12.75%, 5/01/10 .......................                500            523,750
                                                                      ----------
Service-0.1%
Iron Mountain, Inc.
   8.625%, 4/01/13 .......................                130            130,812
                                                                      ----------
Technology-0.9%
Fairchild Semiconductor
   10.125%, 3/15/07 ......................                350            330,750
   10.50%, 2/01/09(a) ....................                500            482,500
Viasystems, Inc.
   9.75%, 6/01/07 ........................              1,200            690,000
                                                                      ----------
                                                                       1,503,250
                                                                      ----------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Utilities - Electric & Gas-2.3%
AES Corp.
   8.875%. 2/15/11 ...........................           $  670      $   683,400
   9.375%, 9/15/10 ...........................            1,000        1,055,000
Calpine Corp.
   8.50%, 2/15/11 ............................              750          765,000
   8.625%, 8/15/10 ...........................              200          207,228
Northeast Utilities
   Series B
   8.38%, 3/01/05 ............................               59           60,061
PSEG Energy Holdings
   9.125%, 2/10/04 ...........................            1,000        1,035,491
                                                                     -----------
                                                                       3,806,180
                                                                     -----------
Total U.S. Corporate Debt Obligations
   (cost $90,150,108) ........................                        72,357,172
                                                                     -----------
Non-U.S. Corporate Debt Obligations-10.4%
Argentina-3.4%
IMPSA Metalurgicas Pescarm
   9.50%, 5/31/02(a) .........................            5,000        2,762,500
Supercanal Holdings, SA
   12.00%, 11/07/02(d) .......................            3,478        2,782,100
                                                                     -----------
                                                                       5,544,600
                                                                     -----------
Canada-0.9%
Pierce Leahy Command Company
   8.125%, 5/15/08 ...........................            1,500        1,462,500
                                                                     -----------
Hong Kong-1.7%
GH Water Supply Holdings Ltd.
   7.00%. 6/22/08(a)(e) ......................            3,607        2,849,576
                                                                     -----------
Luxembourg-0.5%
Carrier 1 International S.A
   13.25%, 2/15/09 ...........................            1,000          802,500
                                                                     -----------
Mexico-2.5%
Innova S. de R.L
   12.875%, 4/01/07 ..........................            4,500        4,016,250
                                                                     -----------


--------------------------------------------------------------------------------
18 o ACM MANAGED DOLLAR INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Netherlands-1.4%
Cellco Finance
   15.00%, 8/01/05 .............................        $  1,950     $ 1,603,875
Neita Holdings BV
   Series B
   11.25%, 11/01/07(c) .........................             475         301,625
United Pan-Europe Communications
   Series B
   13.75%, 2/01/10(c) ..........................           1,000         335,000
                                                                     -----------
                                                                       2,240,500
                                                                     -----------
Total Non-U.S. Corporate Debt Obligations
   (cost $18,458,267) ..........................                      16,915,926
                                                                     -----------
Convertible Corporate Bond-0.2%
Nextel Communications
   5.25%, 1/15/10
   (cost $275,408) .............................             370         239,113
                                                                     -----------
Convertible Preferred Stock-0.0%
PSINet, Inc.
   7.00%(a)
   (cost $600,000) .............................          15,000           5,625
                                                                     -----------
Non-Convertible Preferred Stock-2.6%
CSC Holdings, Inc.
   Series M
   11.125%(f) ..................................          17,109       1,864,881
Intermedia Communication
   Series B
   13.50%(f) ...................................             828         811,440
Nextel Communications
   Series E
   11.125%(f) ..................................           1,971       1,478,250
Nextlink Communications
   14.00% ......................................           6,000         139,500
                                                                     -----------
Total Non-Convertible Preferred Stock
   (cost $4,857,413) ...........................                       4,294,071
                                                                     -----------


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 19

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
--------------------------------------------------------------------------------

Common Stock & Warrants-0.3%
Guangdong Investments Ltd. (Hong Kong)(e)(g)(i)      1,060,157    $      82,917
Jostens Inc.
   warrants, expiring 5/01/10(g)(h) ...........            500           10,062
OpTel Inc.(g)(i) ..............................          8,500               85
Uniroyal Technology Corp.(g)(i) ...............         60,000          449,043
                                                                  -------------
Total Common Stock & Warrants
   (cost $288,144) ............................                         542,107
                                                                  -------------
Time Deposit-13.6%
State Street Bank
   4.50%, 4/02/01
   (cost $22,098,000) .........................     $   22,098       22,098,000
                                                                  -------------
Total Investments-140.9%
   (cost $252,093,635) ........................                     229,310,678
Other assets less liabilities-(40.9%) .........                     (66,625,626)
                                                                  -------------

Net Assets-100% ...............................                   $ 162,685,052
                                                                  =============

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the market value of these securities aggregated $41,941,403 or 25.8% of net assets.
(b) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect as March 31, 2001.
(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(d)   Security is in default and is non-income producing.
(e) Security received in exchange of Guangdong 8.875%, 5/22/07 due to debt restructuring. In addition, the Fund also received the following securities which have $0 market value:

                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)
                                                     ---------
      Hong Kong Property (Hong Kong) .............      91,831
      NewCo (Hong Kong) ..........................      91,831
      WaterCo Holdings (Hong Kong) ...............      34,896
      Guangdong Alliance, Ltd. 8.00%, 12/22/05 ...   HK$ 1,536
      Guangdong Asset Management 5.00%, 12/22/05 .     $   472

(f)   Paid-in-kind preferred, quarterly stock payments.
(g)   Non-income producing security.
(h) Each warrant entitles the holder to purchase 1.889 shares of common stock at $.01 per share. The warrants are exercisable until 5/01/10.
(i)   Common stock, par value is $0.01 per share.

      Glossary of Terms:
      FLIRB -Front Loaded Interest Reduction Bond.
      FRN   -Floating Rate Note.

      See notes to financial statements.


--------------------------------------------------------------------------------
20 o ACM MANAGED DOLLAR INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
March 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $252,093,635) ....      $ 229,310,678
Cash .......................................................                299
Interest receivable ........................................          5,634,618
Receivable for investment securities sold ..................            498,735
Dividend receivable ........................................             68,482
Other assets ...............................................             37,500
                                                                  -------------
Total assets ...............................................        235,550,312
                                                                  -------------
Liabilities
Loan payable ...............................................         67,500,000
Payable for investment securities purchased ................          4,993,556
Advisory fee payable .......................................            162,767
Interest payable ...........................................             43,594
Administrative fee payable .................................             32,549
Commitment fee payable .....................................             13,474
Accrued expenses and other liabilities .....................            119,320
                                                                  -------------
Total liabilities ..........................................         72,865,260
                                                                  -------------
Net Assets .................................................      $ 162,685,052
                                                                  =============
Composition of Net Assets
Common stock, at par .......................................            222,434
Additional paid-in capital .................................        296,585,195
Distributions in excess of net investment income ...........           (724,057)
Accumulated net realized loss on
   investment transactions .................................       (110,615,563)
Net unrealized depreciation of investments .................        (22,782,957)
                                                                  -------------
                                                                  $ 162,685,052
                                                                  =============
Net Asset Value Per Share (based on 22,243,403
   shares outstanding) .....................................              $7.31
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 21

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2001 (unaudited)

Investment Income
Interest ....................................     $ 14,162,556
Dividends ...................................          280,193     $ 14,442,749
                                                  ------------
Expenses
Advisory fee ................................          817,910
Administrative fee ..........................          163,583
Loan fees ...................................           52,715
Audit and legal .............................           47,456
Printing ....................................           45,331
Custodian ...................................           38,675
Transfer agency .............................           25,792
Directors' fees and expenses ................           16,858
Registration fees ...........................            8,129
Miscellaneous ...............................           29,225
                                                  ------------
Total expenses before interest expense ......        1,245,674
Interest expense ............................        1,871,000
                                                  ------------
Total expenses ..............................                         3,116,674
                                                                   ------------
Net investment income .......................                        11,326,075
                                                                   ------------
Realized and Unrealized Gain (Loss)
   on Investments
Net realized loss on
   investment transactions ..................                       (18,094,510)
Net change in unrealized appreciation/
   depreciation of investments ..............                           763,015
                                                                   ------------
Net loss on investments .....................                       (17,331,495)
                                                                   ------------
Net Decrease in Net Assets from
   Operations ...............................                      $ (6,005,420)
                                                                   ============

See notes to financial statements


--------------------------------------------------------------------------------
22 o ACM MANAGED DOLLAR INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                             Six Months Ended       Year Ended
                                              March 31, 2001       September 30,
                                                (unaudited)            2000
                                             ================     =============

Increase (Decrease) in Net Assets
from Operations
Net investment income ....................     $  11,326,075      $  23,840,072
Net realized loss on investment
   transactions ..........................       (18,094,510)          (503,912)
Net change in unrealized appreciation/
   depreciation of investments and
   other assets ..........................           763,015         (4,322,036)
                                               -------------      -------------
Net increase (decrease) in net assets
   from operations .......................        (6,005,420)        19,014,124
Dividends to Shareholders
Dividends from net investment income .....       (11,321,609)       (22,550,509)
Tax return of Capital ....................                -0-        (3,123,919)
Common Stock Transactions
Reinvestment of dividends resulting in
   the issuance of Common Stock ..........           358,916          1,695,549
                                               -------------      -------------
Total decrease ...........................       (16,968,113)        (4,964,755)
Net Assets:
Beginning of period ......................       179,653,165        184,617,920
                                               -------------      -------------
End of period ............................     $ 162,685,052      $ 179,653,165
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 23

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Six Months Ended March 31, 2001 (unaudited)

Operating Activities:
Interest and dividends received ............   $  14,229,585
Interest expense paid ......................      (2,117,510)
Operating expenses paid ....................      (1,306,396)
                                               -------------
Net increase in cash from
   operating activities ....................                      $  10,805,679
Investing Activities:
Purchases of long-term investments .........    (163,053,567)
Proceeds from disposition of
   long-term investments ...................     170,827,577
Purchases of short-term investments, net ...     (17,698,000)
                                               -------------
Net decrease in cash from
   investing activities ....................                         (9,923,990)
Financing Activities: (a)
Cash dividends paid ........................     (10,962,693)
Proceeds from bank loan ....................      10,000,000
                                               -------------
Net decrease in cash from financing
   activities ..............................                           (962,693)
                                                                  -------------
Net decrease in cash .......................                            (81,004)
Cash at beginning of period ................                             81,303
                                                                  -------------
Cash at end of period ......................                      $         299
                                                                  =============
--------------------------------------------------------------------------------
Reconciliation of Net Decrease in Net Assets
from Operations to Net Increase in Cash from
Operating Activities:
Net decrease in net assets from operations .                      $  (6,005,420)
Adjustments
Decrease in dividends and interest
   receivable ..............................   $   1,631,281
Accretion of bond discount .................      (1,844,445)
Decrease in accrued expenses and
   other assets ............................         (60,722)
Decrease in interest payable ...............        (246,510)
Net loss on investments ....................      17,331,495
                                               -------------
Total adjustments ..........................                         16,811,099
                                                                  -------------
Net Increase in Cash from
   Operating Activities ....................                      $  10,805,679
                                                                  =============

(a) Non-cash financing activities not included herein consist of reinvestment of dividends.

See notes to financial statements.


--------------------------------------------------------------------------------
24 o ACM MANAGED DOLLAR INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are deter-


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

mined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

5. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants
(AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premium and discount on fixed-income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory and Administrative Fees

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P. (the "Adviser") an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $2,000 during the six months ended March 31, 2001.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average adjusted weekly net assets of the Fund during the month. The Administrator prepares financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, options and U.S. government securities) aggregated $164,466,089 and $169,367,514, respectively, for the six months ended March 31, 2001. There were no purchases or sales of


--------------------------------------------------------------------------------
26 o ACM MANAGED DOLLAR INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

U.S. government or government agency obligations for the six months ended March 31, 2001.

At March 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. According, gross unrealized appreciation of investments was $4,876,573 and gross unrealized depreciation of investments was $27,659,530, resulting in net unrealized depreciation of $22,782,957.

At September 30, 2000, the Fund had a capital loss carryforward of $82,090,920 of which $57,455,739 expires in the year 2007 and $24,635,181 expires in the year 2008.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $10,280,625 during the fiscal year. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Options Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an op-


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tion written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

There were no transactions in options written for the six months ended March 31, 2001.

2. Interest Rate Swap Agreements

The Fund may enter into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation on interest rate swap contracts.

At March 31, 2001, the Fund had no outstanding interest rate swap contracts.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized. During the six months ended March 31, 2001 and for the year ended September 30, 2000, the Fund issued 47,028 and 193,135 shares, respectively, in connection with the dividend reinvestment plan.

NOTE E

Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Citibank, N.A. which was renewed on March 23, 2001. The maximum credit available is $85,000,000 and the amount outstanding as of March 31, 2001 was $67,500,000 with an average interest rate of 7.31%. Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The average daily amount of the loan outstanding during the six months ended March 31, 2001 was approximately $51,258,242 with a related weighted average annualized interest


--------------------------------------------------------------------------------
28 o ACM MANAGED DOLLAR INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

rate of 7.32%. The Fund is also obligated to pay Citibank, N.A. a facility fee computed at the rate of .125 of 1% per annum on the average daily unused portion of the revolving credit.

NOTE F

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks, which include the possibility of future political and economic development, which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                     Six Months Ended                                 Year Ended September 30,
                                       March 31, 2001        -----------------------------------------------------------------------
                                          (unaudited)            2000           1999           1998           1997           1996
                                          ------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   8.09        $   8.39       $   8.18       $  15.84       $  13.08       $  10.42
                                          ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ...............             .51(a)         1.08(a)        1.25(a)        1.41(a)        1.45(a)        1.27
Net realized and unrealized gain
  (loss) on investment and option
  transactions ......................            (.78)           (.22)           .34          (6.30)          2.62           2.65
                                          ------------------------------------------------------------------------------------------
Net increase(decrease) in net
  asset value from operations .......            (.27)            .86           1.59          (4.89)          4.07           3.92
                                          ------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ............................            (.51)          (1.02)         (1.25)         (1.56)         (1.31)         (1.26)
Distributions in excess from net
  investment income .................              -0-             -0-          (.13)            -0-            -0-            -0-
Distributions from net realized
  gains on investments ..............              -0-             -0-            -0-         (1.21)            -0-            -0-
Tax return of capital distribution ..              -0-           (.14)            -0-            -0-            -0-            -0-
                                          ------------------------------------------------------------------------------------------
Total dividends and distributions ...            (.51)          (1.16)         (1.38)         (2.77)         (1.31)         (1.26)
                                          ------------------------------------------------------------------------------------------
Net assets value, end of period .....        $   7.31        $   8.09       $   8.39       $   8.18       $  15.84       $  13.08
                                          ==========================================================================================
Market value, end of period .........        $   7.68        $   8.50       $  10.25       $   9.31       $  15.00       $  11.75
                                          ==========================================================================================
Total Return
Total investment return based on: (b)
  Market value ......................           (3.21)%         (5.41)%        27.06%        (23.44)%        40.87%         33.53%
  Net asset value ...................           (3.21)%          9.99%         18.69%        (36.22)%        33.64%         40.86%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...................        $162,685        $179,653       $184,618       $176,920       $336,514       $370,546
Ratio of expenses to average
  net assets ........................            2.86%(c)        2.70%          2.46%          2.56%          2.36%          2.59%
Ratio of expenses to average
  net assets excluding interest
  expense(d) ........................            1.14%(c)        1.09%          1.11%          1.03%          1.01%          1.07%
Ratio of net investment income
  to average net assets .............           10.39%(c)        9.55%         11.27%          8.19%          8.00%          8.79%
Portfolio turnover rate .............              78%            134%           223%           208%           274%           443%

See footnote summary on page 31.


--------------------------------------------------------------------------------
30 o ACM MANAGED DOLLAR INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than the total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(c)   Annualized.
(d)   Net interest expense of 1.72%, 1.61%, 1.35%, 1.53%, 1.35%, and 1.52%, respectively, on loan agreements (See Note E).


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 31

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions,


--------------------------------------------------------------------------------
32 o ACM MANAGED DOLLAR INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 33

---------------------------------
SUMMARY OF ADDITIONAL INFORMATION
---------------------------------

SUMMARY OF ADDITIONAL
INFORMATION

Supplimental Proxy Information

The Annual Meeting of the Share holders of ACM Managed Dollar Income Fund, Inc. was held on March 8, 2001. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                                   Abstain\
                                                                        Votes     Authority
                                                                          For      Withheld
===========================================================================================
1. To elect directors:   Class One Directors (terms expire in 2004)
                         David H. Dievler                          20,852,458       276,656
                         Clifford L. Michel                        20,883,937       245,177
                         Donald J. Robinson                        20,883,937       245,177

                                                         Votes         Votes          Voted
                                                           For       Against    Abstentions
===========================================================================================
2. To ratify the selection of Ernst & Young LLP
   as independent public accountant for the
   fiscal year ending September 30, 2001:           20,930,399        77,712        121,003


--------------------------------------------------------------------------------
34 o ACM MANAGED DOLLAR INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Governments or corporations issue bonds when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 35

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
36 o ACM MANAGED DOLLAR INCOME FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
George D. Caffrey, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

Common Stock

Custodian, Dividend Paying Agent,
Transfer Agent And Registrar
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent,
Transfer Agent And Registrar

IBJ Schroder Bank & Trust Co.
1 State Street
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 37

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
38 o ACM MANAGED DOLLAR INCOME FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL  INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be aid by check mailed directly to the record holder by or under the direction of State Street Bank & Trust Company. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                             ACM MANAGED DOLLAR INCOME FUND o 39

NOTES

--------------------------------------------------------------------------------
40 o ACM MANAGED DOLLAR INCOME FUND
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ACM Managed Dollar Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MDISR301